UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brighthouse Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts BRIGHTHOUSE FINANCIAL, INC. 2023 Annual Meeting of Stockholders June 8, 2023 8:00 AM ET For stockholders as of April 10, 2023 The meeting will be held solely by means of remote communication via the Internet (a “virtual meeting”) at www.virtualshareholdermeeting.com/BHF2023 BRIGHTHOUSE FINANCIAL, INC. 11225 N COMMUNITY HOUSE RD CHARLOTTE, NC 28277 ANNUAL MEETING INFORMATION V11772-P91894-Z84765 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 8, 2023 at 8:00 AM Eastern Time You are receiving this communication because you hold shares in Brighthouse Financial, Inc. and have the right to vote on proposals being presented at the Annual Meeting. This communication is not a votable ballot and is only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) by requesting them prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Annual Meeting* To attend the virtual Annual Meeting and cast your vote live, visit our Annual Meeting website at www.virtualshareholdermeeting.com/BHF2023. Have your 16-digit control number available and then follow the instructions. There will be no physical location at which stockholders may attend the meeting. Vote by Internet, Telephone, or Mail: You may vote your shares until 11:59 p.m., Eastern Time, on Wednesday, June 7, 2023, by Internet at www.ProxyVote.com, or by Telephone by calling 1-800-690-6903, or by Mail by completing and returning the proxy card included with the printed materials to Brighthouse Financial, Inc., c/o Broadridge Financial Solutions, Inc. prior to the Annual Meeting. *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote your shares. Voting Items Board Recommends 1. Election of nine (9) Directors to serve a one-year term ending at the 2024 Annual Meeting of Stockholders Nominees: 1a. Philip V. (“Phil”) Bancroft For 1b. Irene Chang Britt For 1c. C. Edward (“Chuck”) Chaplin For 1d. Stephen C. (“Steve”) Hooley For 1e. Carol D. Juel For 1f. Eileen A. Mallesch For 1g. Diane E. Offereins For 1h. Eric T. Steigerwalt For 1i. Paul M. Wetzel For 2. Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2023 For 3. Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers For 4. Approval of amendments to the Brighthouse Financial Amended and Restated Certificate of Incorporation (“Charter”) to remove (i) supermajority voting requirements currently required to amend certain provisions of the Charter and the For Amended and Restated Bylaws and (ii) obsolete provisions related to classes of Directors 5. Approval of an amendment to the Charter to limit the liability of certain officers of Brighthouse Financial, as permitted by recent amendments to Delaware law For NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V11773-P91894-Z84765